UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Ribbon Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (exempted company)	001-42474	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Central Park Tower LaTour Shinjuku, Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan	160-0023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +81 90-8508-3462

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Ordinary Shares	RIBB	The Nasdaq Stock Market LLC
Units	RIBBU	The Nasdaq Stock Market LLC
Rights	RIBBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 30, 2026, Ribbon Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with the minimum market value of listed securities (“MVLS”) requirement of $35,000,000 for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The Notice stated that the Company’s MVLS had been below $35,000,000 for 30 consecutive business days, from September 18, 2026 through October 29, 2026. The Notice also indicated that the Company does not satisfy the alternative continued listing requirements under Nasdaq Listing Rules 5550(b)(1) and 5550(b)(3), relating to stockholders’ equity and net income from continuing operations, respectively.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided an initial compliance period of 180 calendar days, or until April 28, 2027, to regain compliance with the MVLS Requirement. To regain compliance, the Company’s MVLS must close at $35,000,000 or more for a minimum of 10 consecutive business days during the compliance period, subject to Nasdaq’s discretion to require a longer period of up to 20 consecutive business days. If the Company regains compliance, Nasdaq will provide written confirmation of compliance and the matter will be closed.

The Notice has no immediate effect on the listing or trading of the Company’s Class A ordinary shares, which will continue to trade on The Nasdaq Capital Market under the symbol “RIBB,” subject to the Company’s continued compliance with Nasdaq’s other listing requirements.

The Company intends to monitor its MVLS and evaluate available options to regain compliance with the MVLS Requirement. If the Company does not regain compliance by April 28, 2027, Nasdaq will provide written notification that the Company’s securities are subject to delisting. At that time, the Company may be eligible to appeal Nasdaq’s determination to a Nasdaq Hearings Panel in accordance with the applicable Nasdaq Listing Rules. There can be no assurance that the Company will regain compliance with the MVLS Requirement or otherwise maintain compliance with Nasdaq’s continued listing requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIBBON ACQUISITION CORP.

By:	/s/ Angshuman (Bubai) Ghosh
Name:	Angshuman (Bubai) Ghosh
Title:	Chief Executive Officer

Date:	November 2, 2026

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